CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A VACATION

Statistical Supplement

Second Quarter 2014

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF SAVE

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.lfg.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals;
▪ Impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”) reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated July 30, 2014, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Revenues
Insurance premiums	$674	$672	$687	$739	$755	12.0%	$1,328	$1,494	12.5%
Fee income	983	1,032	1,095	1,098	1,134	15.4%	1,941	2,232	15.0%
Net investment income	1,213	1,180	1,211	1,208	1,207	-0.5%	2,363	2,415	2.2%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(19)	(19)	(18)	(3)	(3)	84.2%	(33)	(7)	78.8%
Realized gain (loss), excluding OTTI	2	(9)	(12)	(15)	38	NM	(43)	23	153.5%
Total realized gain (loss)	(17)	(28)	(30)	(18)	35	NM	(76)	16	121.1%
Amortization of deferred gains on business
sold through reinsurance	19	19	18	19	18	-5.3%	37	37	0.0%
Other revenues	127	134	141	130	133	4.7%	245	263	7.3%
Total revenues	2,999	3,009	3,122	3,176	3,282	9.4%	5,838	6,457	10.6%

Expenses
Interest credited	627	627	639	633	636	1.4%	1,244	1,269	2.0%
Benefits	991	945	968	1,078	1,079	8.9%	1,950	2,157	10.6%
Commissions and other expenses	898	928	980	971	963	7.2%	1,792	1,934	7.9%
Interest and debt expense	65	67	68	67	67	3.1%	129	134	3.9%
Total expenses	2,581	2,567	2,655	2,749	2,745	6.4%	5,115	5,494	7.4%
Income (loss) from continuing operations before taxes	418	442	467	427	537	28.5%	723	963	33.2%
Federal income tax expense (benefit)	101	105	116	98	139	37.6%	167	236	41.3%
Net income (loss)	317	337	351	329	398	25.6%	556	727	30.8%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	-	(1)	1	NM	-	-	NM
Net income (loss) available to common
stockholders – diluted	$317	$337	$351	$328	$399	25.9%	$556	$727	82.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.15	$1.23	$1.29	$1.21	$1.48	28.7%	$2.01	$2.69	33.8%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$67,938	$68,525	$68,937	$71,681	$74,017	8.9%
U.S. government bonds	408	368	367	388	396	-2.9%
Foreign government bonds	564	576	549	559	556	-1.4%
Mortgage-backed securities	5,961	5,445	5,078	4,944	4,929	-17.3%
Asset-backed collateralized debt obligations	165	194	225	241	256	55.2%
State and municipal bonds	4,048	3,976	3,918	4,204	4,395	8.6%
Hybrid and redeemable preferred securities	1,151	1,051	1,004	971	962	-16.4%
VIEs' fixed maturity securities	698	699	697	597	598	-14.3%
Equity securities	209	185	201	207	256	22.5%
Total AFS securities	81,142	81,019	80,976	83,792	86,365	6.4%
Trading securities	2,391	2,354	2,282	2,316	2,339	-2.2%
Mortgage loans on real estate	7,033	7,127	7,210	7,089	7,096	0.9%
Real estate	60	56	47	42	32	-46.7%
Policy loans	2,700	2,679	2,677	2,687	2,683	-0.6%
Derivative investments	1,683	1,114	881	1,044	1,142	-32.1%
Other investments	1,158	1,219	1,218	1,237	1,301	12.3%
Total investments	96,167	95,568	95,291	98,207	100,958	5.0%
Cash and invested cash	2,574	2,650	2,364	1,849	1,509	-41.4%
DAC and VOBA	8,214	8,500	8,886	8,454	8,149	-0.8%
Premiums and fees receivable	430	427	420	504	465	8.1%
Accrued investment income	1,052	1,111	1,029	1,116	1,081	2.8%
Reinsurance recoverables	6,385	6,528	6,041	5,984	6,007	-5.9%
Funds withheld reinsurance assets	788	782	776	772	764	-3.0%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,655	2,709	2,730	3,822	3,760	41.6%
Separate account assets	102,783	109,376	117,135	118,968	124,159	20.8%
Total assets	$223,321	$229,924	$236,945	$241,949	$249,125	11.6%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$18,214	$18,138	$17,251	$18,997	$19,460	6.8%
Other contract holder funds	73,830	74,106	74,548	74,507	74,735	1.2%
Short-term debt	506	503	501	-	250	-50.6%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 16 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	3,928	4,243	4,198	4,258	4,048	3.1%
Reinsurance related embedded derivatives	131	121	108	135	155	18.3%
Funds withheld reinsurance liabilities	926	898	867	843	842	-9.1%
Deferred gain on business sold through reinsurance	282	263	245	226	208	-26.2%
Payables for collateral on investments	4,252	3,553	3,238	3,519	3,571	-16.0%
VIEs' liabilities	101	67	27	22	10	-90.1%
Other liabilities	3,929	4,145	4,253	4,866	5,114	30.2%
Separate account liabilities	102,783	109,376	117,135	118,968	124,159	20.8%
Total liabilities	210,004	216,535	223,493	227,463	233,674	11.3%

Stockholders’ Equity
Common stock	6,937	6,886	6,876	6,805	6,739	-2.9%
Retained earnings	4,487	4,753	5,013	5,228	5,513	22.9%
AOCI:
Unrealized gain (loss) on AFS securities	2,033	1,870	1,609	2,523	3,282	61.4%
Unrealized OTTI on AFS securities	(84)	(84)	(78)	(79)	(67)	20.2%
Unrealized gain (loss) on derivative instruments	259	270	256	239	216	-16.6%
Foreign currency translation adjustment	(5)	(5)	(5)	(10)	(10)	-100.0%
Funded status of employee benefit plans	(310)	(301)	(219)	(220)	(222)	28.4%
Total AOCI	1,893	1,750	1,563	2,453	3,199	69.0%
Total stockholders’ equity	13,317	13,389	13,452	14,486	15,451	16.0%
Total liabilities and stockholders’ equity	$223,321	$229,924	$236,945	$241,949	$249,125	11.6%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Income (Loss)
Income (loss) from operations	$351	$367	$382	$365	$394	12.3%	$635	$759	19.5%
Net income (loss)	317	337	351	329	398	25.6%	556	727	30.8%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.27	$1.34	$1.40	$1.34	$1.47	15.7%	$2.29	$2.80	22.3%
Net income (loss)	1.15	1.23	1.29	1.21	1.48	28.7%	2.01	2.69	33.8%

Average Stockholders’ Equity
Average equity, including AOCI	$14,089	$13,353	$13,421	$13,969	$14,968	6.2%	$14,504	$14,469	-0.2%
Average AOCI	2,737	1,821	1,656	2,008	2,826	3.3%	3,216	2,417	-24.8%
Average equity, excluding AOCI	$11,352	$11,532	$11,765	$11,961	$12,142	7.0%	$11,288	$12,052	6.8%

ROE
Income (loss) from operations	12.4%	12.7%	13.0%	12.2%	13.0%		11.3%	12.6%
Net income (loss)	11.2%	11.7%	11.9%	11.0%	13.1%		9.9%	12.1%

Per Share
Dividends declared during the period	$0.12	$0.12	$0.16	$0.16	$0.16	33.3%	$0.24	$0.32	33.3%
Book value, including AOCI	50.37	51.04	51.17	54.94	59.24	17.6%	50.37	59.24	17.6%
Book value, excluding AOCI	43.21	44.37	45.23	45.63	46.97	8.7%	43.21	46.97	8.7%

Shares
Repurchased during the period	4.3	2.3	2.0	3.0	3.1	-28.9%	7.7	6.1	-21.2%
Average for the period – diluted	275.7	273.7	272.8	272.1	268.9	-2.5%	277.1	270.5	-2.4%
End-of-period – assuming conversion of preferred	264.4	262.3	262.9	263.7	260.8	-1.4%	264.4	260.8	-1.4%
End-of-period – diluted	273.9	272.5	272.2	270.4	267.6	-2.3%	273.9	267.6	-2.3%

Cash Returned to Common Stockholders
Shares repurchased	$150	$100	$100	$150	$150	0.0%	$250	$300	20.0%
Common dividends	32	32	31	42	42	31.3%	65	84	29.2%
Total cash returned to common stockholders	$182	$132	$131	$192	$192	5.5%	$315	$384	21.9%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Income (Loss) from Operations
Annuities	$195	$198	$199	$216	$227	16.4%	$353	$443	25.5%
Retirement Plan Services	39	33	34	39	39	0.0%	75	78	4.0%
Life Insurance	135	140	157	120	148	9.6%	247	268	8.5%
Group Protection	22	23	11	20	2	-90.9%	37	21	-43.2%
Other Operations	(40)	(27)	(19)	(30)	(22)	45.0%	(77)	(51)	33.8%
Income (loss) from operations	$351	$367	$382	$365	$394	12.3%	$635	$759	19.5%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$2,978	$3,009	$3,079	$3,225	$3,398	14.1%	$2,978	$3,311	11.2%
Retirement Plan Services	970	983	979	969	949	-2.2%	939	959	2.1%
Life Insurance	6,125	6,196	6,058	5,989	6,088	-0.6%	6,062	6,038	-0.4%
Group Protection	1,062	1,083	1,121	1,157	1,186	11.7%	1,049	1,171	11.6%
Total segment equity, excluding goodwill	11,135	11,271	11,237	11,340	11,621	4.4%	11,028	11,479	4.1%
Other Operations and goodwill	217	261	528	621	521	140.1%	260	573	120.4%
Total average equity, excluding AOCI	$11,352	$11,532	$11,765	$11,961	$12,142	7.0%	$11,288	$12,052	6.8%

ROE
Segment ROE, excluding goodwill:
Annuities	26.1%	26.3%	25.9%	26.8%	26.7%		23.7%	26.7%
Retirement Plan Services	16.2%	13.5%	13.7%	16.1%	16.5%		15.9%	16.3%
Life Insurance	8.8%	9.1%	10.4%	8.0%	9.7%		8.1%	8.9%
Group Protection	8.4%	8.6%	3.9%	6.8%	0.6%		7.0%	3.7%
Consolidated ROE – income (loss) from operations	12.4%	12.7%	13.0%	12.2%	13.0%		11.3%	12.6%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$243	$239	$252	$266	$286	17.7%	$716	$927	29.5%
Retirement Plan Services	54	44	44	53	54	0.0%	168	190	13.1%
Life Insurance	201	210	234	178	223	10.9%	838	812	-3.1%
Group Protection	34	36	17	30	3	-91.2%	111	109	-1.8%
Other Operations	(61)	(42)	(34)	(46)	(34)	44.3%	(264)	(192)	27.3%
Income (loss) from operations, before income taxes	$471	$487	$513	$481	$532	13.0%	$1,569	$1,846	17.7%

Sources of Earnings, Before Income Taxes
Investment spread	$206	$189	$198	$181	$202	-1.9%	$765	$772	0.9%
Mortality/morbidity	130	139	134	118	115	-11.5%	515	507	-1.6%
Fees on AUM	167	181	177	189	201	20.4%	502	649	29.3%
VA riders	29	20	38	39	48	65.5%	51	110	115.7%
Total sources of earnings, before income taxes	532	529	547	527	566	6.4%	1,833	2,038	11.2%
Other Operations	(61)	(42)	(34)	(46)	(34)	44.3%	(264)	(192)	27.3%
Total operating earnings, before income taxes	$471	$487	$513	$481	$532	13.0%	$1,569	$1,846	17.7%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	38.5%	35.8%	36.2%	34.2%	35.6%		41.7%	37.8%
Mortality/morbidity	24.5%	26.2%	24.4%	22.5%	20.4%		28.1%	24.9%
Fees on AUM	31.5%	34.2%	32.5%	35.9%	35.6%		27.4%	31.9%
VA riders	5.5%	3.8%	6.9%	7.4%	8.4%		2.8%	5.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Annuities
Operating revenues	$817	$842	$886	$909	$926	13.3%	$1,594	$1,835	15.1%
Average account values	103,561	106,490	111,995	115,282	118,268	14.2%	101,572	116,788	15.0%
Net flows	1,703	1,235	1,190	695	831	-51.2%	2,588	1,526	-41.0%

Retirement Plan Services
Operating revenues	$271	$269	$271	$271	$270	-0.4%	$531	$541	1.9%
Average account values	47,078	48,344	50,496	51,460	52,587	11.7%	46,209	52,053	12.6%
Net flows	337	219	(107)	(361)	366	8.6%	681	5	-99.3%

Life Insurance
Operating revenues	$1,284	$1,301	$1,344	$1,337	$1,363	6.2%	$2,525	$2,700	6.9%
Average account values	38,231	38,801	39,636	40,333	40,895	7.0%	37,951	40,614	7.0%
Average in-force face amount	597,542	604,585	612,477	619,715	625,961	4.8%	594,923	622,838	4.7%
Net flows	889	862	1,112	829	919	3.4%	1,736	1,748	0.7%

Group Protection
Operating revenues	$575	$561	$575	$610	$621	8.0%	$1,125	$1,231	9.4%
Non-medical earned premiums	482	494	502	533	528	9.5%	957	1,061	10.9%

Consolidated
Operating revenues	$3,049	$3,073	$3,187	$3,233	$3,286	7.8%	$5,978	$6,519	9.0%
Average account values	188,870	193,635	202,127	207,075	211,750	12.1%	185,732	209,455	12.8%
Net flows	2,929	2,316	2,195	1,163	2,116	-27.8%	5,005	3,279	-34.5%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Deposits
Annuities	$4,181	$3,640	$3,733	$3,379	$3,566	-14.7%	$7,400	$6,945	-6.1%
Retirement Plan Services	1,617	1,860	1,643	1,758	1,814	12.2%	3,284	3,572	8.8%
Life Insurance	1,253	1,230	1,445	1,266	1,308	4.4%	2,494	2,574	3.2%
Total deposits	$7,051	$6,730	$6,821	$6,403	$6,688	-5.1%	$13,178	$13,091	-0.7%

Net Flows
Annuities	$1,703	$1,235	$1,190	$695	$831	-51.2%	$2,588	$1,526	-41.0%
Retirement Plan Services	337	219	(107)	(361)	366	8.6%	681	5	-99.3%
Life Insurance	889	862	1,112	829	919	3.4%	1,736	1,748	0.7%
Total net flows	$2,929	$2,316	$2,195	$1,163	$2,116	-27.8%	$5,005	$3,279	-34.5%

Account Balances as of End-of-Period
Annuities	$103,093	$108,699	$115,090	$116,784	$121,192	17.6%	$103,093	$121,192	17.6%
Retirement Plan Services	47,097	49,309	51,618	51,851	53,748	14.1%	47,097	53,748	14.1%
Life Insurance	38,446	39,157	40,113	40,552	41,238	7.3%	38,446	41,238	7.3%
Total account balances	$188,636	$197,165	$206,821	$209,187	$216,178	14.6%	$188,636	$216,178	14.6%

Average Account Balances
Annuities	$103,561	$106,490	$111,995	$115,282	$118,268	14.2%	$101,572	$116,788	15.0%
Retirement Plan Services	47,078	48,344	50,496	51,460	52,587	11.7%	46,209	52,053	12.6%
Life Insurance	38,231	38,801	39,636	40,333	40,895	7.0%	37,951	40,614	7.0%
Total average account balances	$188,870	$193,635	$202,127	$207,075	$211,750	12.1%	$185,732	$209,455	12.8%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Sales
Annuities:
Variable	$3,917	$3,407	$3,454	$2,947	$3,173	-19.0%	$6,856	$6,120	-10.7%
Fixed	264	233	279	432	393	48.9%	544	825	51.7%
Total Annuities	$4,181	$3,640	$3,733	$3,379	$3,566	-14.7%	$7,400	$6,945	-6.1%

Retirement Plan Services:
First year sales	$520	$766	$566	$432	$661	27.3%	$966	$1,093	13.2%
Recurring deposits	1,097	1,094	1,077	1,326	1,153	5.0%	2,318	2,479	6.9%
Total Retirement Plan Services	$1,617	$1,860	$1,643	$1,758	$1,814	12.2%	$3,284	$3,572	8.8%

Life Insurance:
UL:
Excluding MoneyGuard® and indexed UL	$30	$32	$29	$21	$24	-20.0%	$60	$45	-25.0%
MoneyGuard®	51	44	46	34	40	-21.6%	99	73	-26.3%
Indexed UL	11	17	19	18	15	36.4%	20	33	65.0%
Total UL	92	93	94	73	79	-14.1%	179	151	-15.6%
VUL	32	36	51	46	56	75.0%	55	101	83.6%
Term	23	24	26	23	23	0.0%	39	47
Total individual life insurance	147	153	171	142	158	7.5%	273	299
COLI and BOLI	39	15	16	3	14	-64.1%	65	18	-72.3%
Total Life Insurance	$186	$168	$187	$145	$172	-7.5%	$338	$317	-6.2%

Group Protection:
Life	$33	$43	$128	$31	$29	-12.1%	$64	$60	-6.3%
Disability	42	47	108	26	30	-28.6%	74	56	-24.3%
Dental	20	17	32	7	14	-30.0%	29	21	-27.6%
Total Group Protection	$95	$107	$268	$64	$73	-23.2%	$167	$137	-18.0%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Operating Revenues
Annuities	$817	$842	$886	$909	$926	13.3%	$1,594	$1,835	15.1%
Retirement Plan Services	271	269	271	271	270	-0.4%	531	541	1.9%
Life Insurance	1,284	1,301	1,344	1,337	1,363	6.2%	2,525	2,700	6.9%
Group Protection	575	561	575	610	621	8.0%	1,125	1,231	9.4%
Other Operations	102	100	111	106	106	3.9%	203	212	4.4%
Total	$3,049	$3,073	$3,187	$3,233	$3,286	7.8%	$5,978	$6,519	9.0%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$101	$106	$116	$110	$110	8.9%	$197	$221	12.2%
Retirement Plan Services	72	71	80	69	70	-2.8%	138	140	1.4%
Life Insurance	103	105	114	103	109	5.8%	201	212	5.5%
Group Protection	63	61	70	60	65	3.2%	118	125	5.9%
Other Operations	32	7	25	14	17	-46.9%	59	29	-50.8%
Total	$371	$350	$405	$356	$371	0.0%	$713	$727	2.0%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	12.3%	12.6%	13.1%	12.1%	11.9%		12.4%	12.0%
Retirement Plan Services	26.6%	26.2%	29.4%	25.5%	26.1%		26.1%	25.8%
Life Insurance	8.0%	8.1%	8.5%	7.7%	8.0%		8.0%	7.8%
Group Protection	11.0%	10.9%	12.1%	9.8%	10.5%		10.5%	10.2%
Other Operations	32.4%	6.3%	22.1%	12.7%	15.3%		29.0%	14.0%
Total	12.2%	11.4%	12.7%	11.0%	11.3%		11.9%	11.2%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$426	$406	$493	$404	$419	-1.6%	$822	$823	0.1%
Commissions	570	564	605	572	604	6.0%	1,085	1,178	8.6%
Media expenses	15	15	16	14	14	-6.7%	29	29	0.0%
Taxes, licenses and fees	52	70	48	81	47	-9.6%	120	128	6.7%
Interest and debt expense	65	67	68	67	67	3.1%	129	134	3.9%
Expenses associated with reserve financing
and unrelated letters of credit	16	16	16	17	17	6.3%	32	35	9.4%
Total operating commissions and other
expenses incurred	1,144	1,138	1,246	1,155	1,168	2.1%	2,217	2,327	5.0%

Less Amounts Capitalized
General and administrative expenses	(55)	(56)	(88)	(48)	(48)	12.7%	(109)	(96)	11.9%
Commissions	(339)	(321)	(349)	(310)	(331)	2.4%	(619)	(640)	-3.4%
Taxes, licenses and fees	(10)	(7)	(8)	(8)	(6)	40.0%	(20)	(15)	25.0%
Total amounts capitalized	(404)	(384)	(445)	(366)	(385)	4.7%	(748)	(751)	-0.4%
Total expenses incurred, net of amounts
capitalized, excluding amortization	740	754	801	789	783	5.8%	1,469	1,576	7.3%

Amortization
Amortization of DAC and VOBA	221	239	245	247	242	9.5%	448	489	9.2%
Amortization of intangibles	1	1	1	1	1	0.0%	2	2	0.0%
Total amortization	222	240	246	248	243	9.5%	450	491	9.1%
Total operating commissions and
other expenses	$962	$994	$1,047	$1,037	$1,026	6.7%	$1,919	$2,067	7.7%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Annuities
Earned rate on reserves	4.66%	4.54%	4.55%	4.55%	4.49%	(17)	4.73%	4.52%	(21)
Prepayment and make whole premiums	0.37%	0.10%	0.17%	0.08%	0.11%	(26)	0.23%	0.09%	(14)
Net investment income yield on reserves	5.03%	4.64%	4.72%	4.63%	4.60%	(43)	4.96%	4.61%	(35)
Interest rate credited to contract holders	2.85%	2.86%	2.91%	2.81%	2.79%	(6)	2.81%	2.80%	(1)
Interest rate spread	2.18%	1.78%	1.81%	1.82%	1.81%	(37)	2.15%	1.81%	(34)

Retirement Plan Services
Earned rate on reserves	5.01%	4.97%	4.85%	4.89%	4.78%	(23)	5.01%	4.84%	(17)
Prepayment and make whole premiums	0.24%	0.18%	0.21%	0.12%	0.12%	(12)	0.17%	0.12%	(5)
Net investment income yield on reserves	5.25%	5.15%	5.06%	5.01%	4.90%	(35)	5.18%	4.96%	(22)
Interest rate credited to contract holders	3.11%	3.12%	3.08%	3.06%	3.05%	(6)	3.13%	3.06%	(7)
Interest rate spread	2.14%	2.03%	1.98%	1.95%	1.85%	(29)	2.05%	1.90%	(15)

Life Insurance
Attributable to interest-sensitive products:
Earned rate on reserves	5.57%	5.54%	5.48%	5.46%	5.41%	(16)	5.59%	5.44%	(15)
Prepayment and make whole premiums	0.15%	0.08%	0.16%	0.04%	0.16%	1	0.09%	0.10%	1
Alternative investments	0.18%	0.14%	0.13%	0.18%	0.15%	(3)	0.09%	0.16%	7
Net investment income yield on reserves	5.90%	5.76%	5.77%	5.68%	5.72%	(18)	5.77%	5.70%	(7)
Interest rate credited to contract holders	3.92%	3.93%	3.96%	3.94%	3.96%	4	3.92%	3.95%	3
Interest rate spread	1.98%	1.83%	1.81%	1.74%	1.76%	(22)	1.85%	1.75%	(10)

Attributable to traditional products:
Earned rate on reserves	5.60%	5.57%	5.59%	5.87%	5.48%	(12)	5.66%	5.68%	2
Prepayment and make whole premiums	0.12%	0.03%	0.37%	0.22%	0.34%	22	0.09%	0.28%	19
Net investment income yield on reserves	5.72%	5.60%	5.96%	6.09%	5.82%	10	5.75%	5.96%	21

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

				As of 6/30/13		As of 12/31/13		As of 6/30/14
				Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds				$67,938	81.3%	$68,937	82.8%	$74,017	83.4%
U.S. government bonds				408	0.5%	367	0.5%	396	0.5%
Foreign government bonds				564	0.7%	549	0.7%	556	0.6%
Mortgage-backed securities				5,961	7.1%	5,078	6.1%	4,929	5.6%
Asset-backed collateralized debt obligations				165	0.2%	225	0.3%	256	0.3%
State and municipal bonds				4,048	4.8%	3,918	4.7%	4,395	5.0%
Hybrid and redeemable preferred securities				1,151	1.4%	1,004	1.2%	962	1.1%
VIEs’ fixed maturity securities				698	0.8%	697	0.8%	598	0.7%
Equity securities				209	0.3%	201	0.2%	256	0.3%
Total AFS securities				81,142	97.1%	80,976	97.3%	86,365	97.5%
Trading securities				2,391	2.9%	2,282	2.7%	2,339	2.6%
Total AFS and trading securities				$83,533	100.0%	$83,258	100.0%	$88,704	100.1%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities				$78,237	99.8%	$79,062	99.8%	$80,697	99.7%
Equity securities				192	0.2%	182	0.2%	235	0.3%
Total AFS and trading securities				$78,429	100.0%	$79,244	100.0%	$80,932	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade					94.7%		95.3%		95.1%
Below investment grade					5.3%		4.7%		4.9%

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Net Investment Income	$1,213	$1,180	$1,211	$1,208	$1,207	-0.5%	$2,363	$2,415	2.2%

Average Invested Assets, at Amortized Cost	89,009	89,910	90,395	91,027	91,879	3.2%	88,350	91,453	3.5%

Net Investment Income Yield	5.45%	5.25%	5.36%	5.31%	5.25%	(20)	5.35%	5.28%	(7)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$34	$37	$36	$40	$40	17.6%	$66	$79	19.7%
Total excluded realized gain (loss)	(51)	(65)	(66)	(58)	(5)	90.2%	(142)	(63)	55.6%
Total realized gain (loss), pre-tax	$(17)	$(28)	$(30)	$(18)	$35	NM	$(76)	$16	121.1%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(22)	$(7)	$2	$(17)	$5	122.7%	$(26)	$(11)	57.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	5	6	(12)	(14)	16	220.0%	7	1	-85.7%
GLB non-performance risk component	(16)	(22)	(15)	7	(9)	43.8%	(51)	(2)	96.1%
Total variable annuity net derivative results	(11)	(16)	(27)	(7)	7	163.6%	(44)	(1)	97.7%
Indexed annuity forward-starting option	(2)	(7)	(6)	(12)	(8)	NM	(10)	(21)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(35)	$(30)	$(31)	$(36)	$4	111.4%	$(80)	$(33)	58.8%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(12)	$(12)	$(12)	$(2)	$(2)	84.2%	$(21)	$(5)	78.8%
Other realized gain (loss) related to
certain investments	(4)	(9)	(4)	(2)	2	153.4%	(5)	2	134.1%
Gain (loss) on the mark-to-market
on certain instruments	(6)	14	18	(13)	5	183.3%	-	(8)	NM
Total realized gain (loss) related
to investments, after-tax	$(22)	$(7)	$2	$(17)	$5	122.7%	$(26)	$(11)	57.7%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change
Leverage Ratio
Short-term debt	$506	$503	$501	$-	$250	-50.6%
Long-term debt	5,050	5,365	5,320	5,380	5,170	2.4%
Total debt	5,556	5,868	5,821	5,380	5,420	-2.4%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	909	909	909	0.1%
Carrying value of fair value hedges	139	105	59	120	159	14.4%
Total numerator	$3,387	$3,733	$3,731	$3,229	$3,230	-4.6%

Stockholders’ equity, excluding AOCI	$11,424	$11,639	$11,889	$12,033	$12,252	7.2%
Total debt	5,556	5,868	5,821	5,380	5,420	-2.4%
Total denominator	$16,980	$17,507	$17,710	$17,413	$17,672	4.1%

Leverage ratio	19.9%	21.3%	21.1%	18.5%	18.3%

Holding Company Available Liquidity	$693	$1,041	$1,186	$562	$573	-17.3%

			Ratings as of July 30, 2014
						Standard
			A.M. Best	Fitch	Moody’s	& Poor’s
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$24	$30	$28	$45	$42	75.0%	$57	$87	52.6%
Fee income	391	417	454	464	486	24.3%	760	950	25.0%
Net investment income	273	254	260	259	258	-5.5%	530	517	-2.5%
Operating realized gain (loss)	33	36	36	39	40	21.2%	64	78	21.9%
Other revenues	96	105	108	102	100	4.2%	183	203	10.9%
Total operating revenues	817	842	886	909	926	13.3%	1,594	1,835	15.1%
Operating expenses:
Interest credited	157	153	161	154	154	-1.9%	310	308	-0.6%
Benefits	62	78	68	87	80	29.0%	128	166	29.7%
Commissions incurred	274	250	267	250	270	-1.5%	503	521	3.6%
Other expenses incurred	202	213	234	217	210	4.0%	397	427	7.6%
Amounts capitalized	(213)	(181)	(193)	(165)	(174)	18.3%	(376)	(339)	9.8%
Amortization	92	90	97	100	100	8.7%	196	201	2.6%
Total operating expenses	574	603	634	643	640	11.5%	1,158	1,284	10.9%
Income (loss) from operations before taxes	243	239	252	266	286	17.7%	436	551	26.4%
Federal income tax expense (benefit)	48	41	53	50	59	22.9%	83	108	30.1%
Income (loss) from operations	$195	$198	$199	$216	$227	16.4%	$353	$443	25.5%

Effective Federal Income Tax Rate	19.8%	17.2%	21.0%	18.7%	20.6%		19.0%	19.7%

Average Equity, Excluding Goodwill and AOCI	$2,978	$3,009	$3,079	$3,225	$3,398	14.1%	$2,978	$3,311	11.2%

ROE, Excluding Goodwill	26.1%	26.3%	25.9%	26.8%	26.7%		23.7%	26.7%

Return on Average Account Values	75	74	71	75	77	2	70	76	6

Account Values
Separate account values:
Average	$82,301	$85,151	$90,711	$94,058	$96,913	17.8%	$80,406	$95,493	18.8%
End-of-period	81,764	87,415	93,822	95,512	99,801	22.1%	81,764	99,801	22.1%
General account values:
Average	21,260	21,339	21,284	21,224	21,355	0.4%	21,166	21,295	0.6%
End-of-period	21,329	21,284	21,268	21,272	21,391	0.3%	21,329	21,391	0.3%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$58	$59	$60	$61	$62	6.9%	$114	$122	7.0%
Net investment income	211	207	208	207	204	-3.3%	413	411	-0.5%
Other revenues	2	3	3	3	4	100.0%	4	8	100.0%
Total operating revenues	271	269	271	271	270	-0.4%	531	541	1.9%
Operating expenses:
Interest credited	117	118	118	118	118	0.9%	233	236	1.3%
Benefits	-	-	-	-	-	NM	1	-	-100.0%
Commissions incurred	18	18	18	18	18	0.0%	36	37	2.8%
Other expenses incurred	79	78	89	80	76	-3.8%	155	155	0.0%
Amounts capitalized	(7)	(7)	(9)	(8)	(6)	14.3%	(16)	(14)	12.5%
Amortization	10	18	11	10	10	0.0%	20	20	0.0%
Total operating expenses	217	225	227	218	216	-0.5%	429	434	1.2%
Income (loss) from operations before taxes	54	44	44	53	54	0.0%	102	107	4.9%
Federal income tax expense (benefit)	15	11	10	14	15	0.0%	27	29	7.4%
Income (loss) from operations	$39	$33	$34	$39	$39	0.0%	$75	$78	4.0%

Effective Federal Income Tax Rate	27.1%	24.1%	24.3%	26.3%	26.9%		27.2%	26.6%

Average Equity, Excluding Goodwill and AOCI	$970	$983	$979	$969	$949	-2.2%	$939	$959	2.1%

ROE, Excluding Goodwill	16.2%	13.5%	13.7%	16.1%	16.5%		15.9%	16.3%

Pre-tax Net Margin	34.9%	29.0%	28.9%	34.5%	35.3%		34.4%	34.9%

Return on Average Account Values	33	27	27	30	30	(3)	32	30	(2)

Average Account Values
Separate account	$14,311	$14,481	$14,920	$15,122	$15,221	6.4%	$14,141	$15,172	7.3%
Mutual fund	17,797	18,741	20,316	20,965	21,901	23.1%	17,179	21,458	24.9%
General account	14,970	15,122	15,260	15,373	15,465	3.3%	14,889	15,423	3.6%

Net Flows – Trailing Twelve Months	$1,261	$1,249	$793	$88	$117	-90.7%	$1,261	$117	-90.7%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$119	$125	$129	$132	$139	16.8%	$232	$271	16.8%
Fee income	534	556	581	574	586	9.7%	1,066	1,160	8.8%
Net investment income	625	615	627	624	632	1.1%	1,211	1,256	3.7%
Operating realized gain (loss)	-	1	-	1	-	NM	2	1	-50.0%
Other revenues	6	4	7	6	6	0.0%	14	12	-14.3%
Total operating revenues	1,284	1,301	1,344	1,337	1,363	6.2%	2,525	2,700	6.9%
Operating expenses:
Interest credited	325	329	332	334	337	3.7%	644	671	4.2%
Benefits	500	476	496	541	519	3.8%	1,005	1,060	5.5%
Commissions incurred	146	157	174	163	173	18.5%	285	336	17.9%
Other expenses incurred	168	183	194	182	177	5.4%	337	360	6.8%
Amounts capitalized	(166)	(175)	(204)	(178)	(187)	-12.7%	(322)	(365)	-13.4%
Amortization	110	121	118	117	121	10.0%	208	238	14.4%
Total operating expenses	1,083	1,091	1,110	1,159	1,140	5.3%	2,157	2,300	6.6%
Income (loss) from operations before taxes	201	210	234	178	223	10.9%	368	400	8.7%
Federal income tax expense (benefit)	66	70	77	58	75	13.6%	121	132	9.1%
Income (loss) from operations	$135	$140	$157	$120	$148	9.6%	$247	$268	8.5%

Effective Federal Income Tax Rate	33.0%	33.4%	32.8%	32.7%	33.4%		32.9%	33.1%

Average Equity, Excluding Goodwill and AOCI	$6,125	$6,196	$6,058	$5,989	$6,088	-0.6%	$6,062	$6,038	-0.4%

ROE, Excluding Goodwill	8.8%	9.1%	10.4%	8.0%	9.7%		8.1%	8.9%

Average Account Values	$38,231	$38,801	$39,636	$40,333	$40,895	7.0%	$37,951	$40,614	7.0%

In-Force Face Amount
UL and other	$314,093	$315,763	$318,444	$319,414	$321,056	2.2%	$314,093	$321,056	2.2%
Term insurance	286,939	292,375	298,373	303,200	308,253	7.4%	286,939	308,253	7.4%
Total in-force face amount	$601,032	$608,138	$616,817	$622,614	$629,309	4.7%	$601,032	$629,309	4.7%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$531	$516	$529	$562	$574	8.1%	$1,039	$1,135	9.2%
Net investment income	42	41	43	45	44	4.8%	81	89	9.9%
Other revenues	2	4	3	3	3	50.0%	5	7	40.0%
Total operating revenues	575	561	575	610	621	8.0%	1,125	1,231	9.4%
Operating expenses:
Interest credited	1	1	1	1	2	100.0%	1	2	100.0%
Benefits	397	382	396	423	463	16.6%	781	886	13.4%
Commissions incurred	62	62	65	66	68	9.7%	125	135	8.0%
Other expenses incurred	90	90	116	87	92	2.2%	170	179	5.3%
Amounts capitalized	(18)	(20)	(38)	(16)	(18)	0.0%	(33)	(34)	-3.0%
Amortization	9	10	18	19	11	22.2%	24	30	25.0%
Total operating expenses	541	525	558	580	618	14.2%	1,068	1,198	12.2%
Income (loss) from operations before taxes	34	36	17	30	3	-91.2%	57	33	-42.1%
Federal income tax expense (benefit)	12	13	6	10	1	-91.7%	20	12	-40.0%
Income (loss) from operations	$22	$23	$11	$20	$2	-90.9%	$37	$21	-43.2%

Effective Federal Income Tax Rate	35.0%	35.0%	34.9%	35.0%	34.9%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,062	$1,083	$1,121	$1,157	$1,186	11.7%	$1,049	$1,171	11.6%

ROE, Excluding Goodwill	8.4%	8.6%	3.9%	6.8%	0.6%		7.0%	3.7%

Loss Ratios by Product Line
Life	77.1%	74.2%	79.3%	76.1%	80.0%		78.6%	78.0%
Disability	70.1%	73.2%	70.7%	73.6%	82.6%		69.6%	78.2%
Dental	74.1%	71.5%	70.2%	74.0%	71.1%		75.7%	72.6%
Total non-medical	73.5%	73.4%	74.3%	74.8%	80.3%		74.1%	77.5%
Medical	88.8%	88.3%	88.5%	87.6%	89.0%		89.0%	88.4%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$-	$-	$-	NM	$1	$-	-100.0%
Net investment income	63	63	73	73	70	11.1%	129	143	10.9%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	36	36	0.0%
Media revenues	19	18	18	15	17	-10.5%	35	32	-8.6%
Other revenues	2	1	2	-	1	-50.0%	2	1	-50.0%
Total operating revenues	102	100	111	106	106	3.9%	203	212	4.4%
Operating expenses:
Interest credited	28	26	27	27	26	-7.1%	55	52	-5.5%
Benefits	29	29	28	30	29	0.0%	56	59	5.4%
Media expenses	15	15	16	14	14	-6.7%	29	29	0.0%
Commissions and other expenses	26	5	6	14	4	-84.6%	52	17	-67.3%
Interest and debt expenses	65	67	68	67	67	3.1%	129	134	3.9%
Total operating expenses	163	142	145	152	140	-14.1%	321	291	-9.3%
Income (loss) from operations before taxes	(61)	(42)	(34)	(46)	(34)	44.3%	(118)	(79)	33.1%
Federal income tax expense (benefit)	(21)	(15)	(15)	(16)	(12)	42.9%	(41)	(28)	31.7%
Income (loss) from operations	$(40)	$(27)	$(19)	$(30)	$(22)	45.0%	$(77)	$(51)	33.8%

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
DAC and VOBA
Balance as of beginning-of-period	$6,936	$8,214	$8,500	$8,886	$8,454	21.9%	$6,667	$8,886	33.3%
Business sold through reinsurance	-	2	2	-	-	NM	-	-	NM
Deferrals	404	384	445	366	385	-4.7%	748	751	0.4%
Operating amortization	(221)	(239)	(245)	(247)	(242)	-9.5%	(448)	(489)	-9.2%
Deferrals, net of operating amortization	183	145	200	119	143	-21.9%	300	262	-12.7%
Amortization associated with benefit ratio unlocking	1	(3)	(2)	(1)	(2)	NM	(2)	(2)	0.0%
Adjustment related to realized (gains) losses	(11)	(7)	6	(8)	-	100.0%	(7)	(9)	-28.6%
Adjustment related to unrealized (gains) losses	1,105	149	180	(542)	(446)	NM	1,256	(988)	NM
Balance as of end-of-period	$8,214	$8,500	$8,886	$8,454	$8,149	-0.8%	$8,214	$8,149	-0.8%

DSI
Balance as of beginning-of-period	$249	$266	$267	$267	$256	2.8%	$253	$267	5.5%
Deferrals	3	2	3	3	4	33.3%	5	6	20.0%
Operating amortization	(9)	(2)	(10)	(10)	(10)	-11.1%	(21)	(20)	4.8%
Deferrals, net of operating amortization	(6)	-	(7)	(7)	(6)	0.0%	(16)	(14)	12.5%
Adjustment related to realized (gains) losses	(1)	-	-	-	(1)	0.0%	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	24	1	7	(4)	(5)	NM	30	(8)	NM
Balance as of end-of-period	$266	$267	$267	$256	$244	-8.3%	$266	$244	-8.3%

DFEL
Balance as of beginning-of-period	$1,351	$1,819	$1,861	$1,938	$1,707	26.4%	$1,373	$1,938	41.2%
Deferrals	81	75	81	81	90	11.1%	164	171	4.3%
Operating amortization	(44)	(68)	(62)	(65)	(73)	-65.9%	(99)	(138)	-39.4%
Deferrals, net of operating amortization	37	7	19	16	17	-54.1%	65	33	-49.2%
Adjustment related to realized (gains) losses	(1)	(1)	-	(2)	(2)	-100.0%	(1)	(4)	NM
Adjustment related to unrealized (gains) losses	432	36	58	(245)	(202)	NM	382	(447)	NM
Balance as of end-of-period	$1,819	$1,861	$1,938	$1,707	$1,520	-16.4%	$1,819	$1,520	-16.4%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
DAC and VOBA
Balance as of beginning-of-period	$2,196	$2,507	$2,609	$2,770	$2,784	26.8%	$2,092	$2,770	32.4%
Deferrals	213	181	193	165	174	-18.3%	376	339	-9.8%
Operating amortization	(92)	(90)	(97)	(100)	(100)	-8.7%	(196)	(201)	-2.6%
Deferrals, net of operating amortization	121	91	96	65	74	-38.8%	180	138	-23.3%
Amortization associated with benefit ratio unlocking	1	(2)	(2)	(1)	(2)	NM	(1)	(2)	-100.0%
Adjustment related to realized (gains) losses	(9)	(3)	11	(4)	6	166.7%	(1)	2	300.0%
Adjustment related to unrealized (gains) losses	198	16	56	(46)	(52)	NM	237	(98)	NM
Balance as of end-of-period	$2,507	$2,609	$2,770	$2,784	$2,810	12.1%	$2,507	$2,810	12.1%

DSI
Balance as of beginning-of-period	$246	$262	$261	$259	$248	0.8%	$249	$259	4.0%
Deferrals	2	2	2	2	1	-50.0%	5	3	-40.0%
Operating amortization	(9)	(5)	(11)	(10)	(9)	0.0%	(21)	(19)	9.5%
Deferrals, net of operating amortization	(7)	(3)	(9)	(8)	(8)	-14.3%	(16)	(16)	0.0%
Adjustment related to realized (gains) losses	(1)	-	-	-	(1)	0.0%	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	24	2	7	(3)	(5)	NM	30	(8)	NM
Balance as of end-of-period	$262	$261	$259	$248	$234	-10.7%	$262	$234	-10.7%

DFEL
Balance as of beginning-of-period	$261	$262	$263	$265	$264	1.1%	$258	$265	2.7%
Deferrals	6	7	8	8	8	33.3%	11	16	45.5%
Operating amortization	(4)	(5)	(6)	(7)	(9)	NM	(9)	(16)	-77.8%
Deferrals, net of operating amortization	2	2	2	1	(1)	NM	2	-	-100.0%
Adjustment related to realized (gains) losses	(2)	(1)	-	(2)	(1)	50.0%	-	(3)	NM
Adjustment related to unrealized (gains) losses	1	-	-	-	-	-100.0%	2	-	-100.0%
Balance as of end-of-period	$262	$263	$265	$264	$262	0.0%	$262	$262	0.0%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$69	$162	$160	$173	$165	139.1%	$102	$173	69.6%
Deferrals	7	7	9	8	6	-14.3%	16	14	-12.5%
Operating amortization	(10)	(18)	(11)	(10)	(10)	0.0%	(20)	(20)	0.0%
Deferrals, net of operating amortization	(3)	(11)	(2)	(2)	(4)	-33.3%	(4)	(6)	-50.0%
Adjustment related to unrealized (gains) losses	96	9	15	(6)	(26)	NM	64	(32)	NM
Balance as of end-of-period	$162	$160	$173	$165	$135	-16.7%	$162	$135	-16.7%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$4,480	$5,344	$5,520	$5,713	$5,278	17.8%	$4,281	$5,713	33.5%
Business sold through reinsurance	-	2	2	-	-	NM	-	-	NM
Deferrals	166	175	204	178	187	12.7%	322	365	13.4%
Operating amortization	(110)	(121)	(118)	(117)	(121)	-10.0%	(208)	(238)	-14.4%
Deferrals, net of operating amortization	56	54	86	61	66	17.9%	114	127	11.4%
Adjustment related to realized (gains) losses	(1)	(4)	(5)	(4)	(6)	NM	(5)	(10)	-100.0%
Adjustment related to unrealized (gains) losses	809	124	110	(492)	(368)	NM	954	(860)	NM
Balance as of end-of-period	$5,344	$5,520	$5,713	$5,278	$4,970	-7.0%	$5,344	$4,970	-7.0%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,090	$1,556	$1,597	$1,673	$1,443	32.4%	$1,115	$1,673	50.0%
Deferrals	75	68	73	73	82	9.3%	152	155	2.0%
Operating amortization	(40)	(63)	(55)	(58)	(64)	-60.0%	(89)	(122)	-37.1%
Deferrals, net of operating amortization	35	5	18	15	18	-48.6%	63	33	-47.6%
Adjustment related to realized (gains) losses	-	(1)	(1)	(1)	(1)	NM	(1)	(2)	-100.0%
Adjustment related to unrealized (gains) losses	431	37	59	(244)	(202)	NM	379	(446)	NM
Balance as of end-of-period	$1,556	$1,597	$1,673	$1,443	$1,258	-19.2%	$1,556	$1,258	-19.2%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$192	$201	$211	$230	$227	18.2%	$192	$230	19.8%
Deferrals	18	20	37	16	18	0.0%	33	34	3.0%
Operating amortization	(9)	(10)	(18)	(19)	(11)	-22.2%	(24)	(30)	-25.0%
Deferrals, net of operating amortization	9	10	19	(3)	7	-22.2%	9	4	-55.6%
Balance as of end-of-period	$201	$211	$230	$227	$234	16.4%	$201	$234	16.4%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Fixed Annuities
Balance as of beginning-of-period	$18,539	$18,494	$18,457	$18,552	$18,730	1.0%	$18,438	$18,552	0.6%
Gross deposits	264	233	279	432	393	48.9%	544	825	51.7%
Withdrawals and deaths	(462)	(462)	(440)	(424)	(460)	0.4%	(897)	(884)	1.4%
Net flows	(198)	(229)	(161)	8	(67)	66.2%	(353)	(59)	83.3%
Reinvested interest credited	150	190	254	168	211	40.7%	404	379	-6.2%
Sales inducements deferred	3	2	2	2	1	-66.7%	5	3	-40.0%
Balance as of end-of-period, gross	18,494	18,457	18,552	18,730	18,875	2.1%	18,494	18,875	2.1%
Reinsurance ceded	(796)	(779)	(759)	(744)	(726)	8.8%	(796)	(726)	8.8%
Balance as of end-of-period, net	$17,698	$17,678	$17,793	$17,986	$18,149	2.5%	$17,698	$18,149	2.5%

Variable Annuities
Balance as of beginning-of-period	$83,687	$85,395	$91,021	$97,298	$98,798	18.1%	$78,906	$97,298	23.3%
Gross deposits	3,917	3,407	3,454	2,947	3,173	-19.0%	6,856	6,120	-10.7%
Withdrawals and deaths	(2,016)	(1,943)	(2,103)	(2,260)	(2,275)	-12.8%	(3,915)	(4,535)	-15.8%
Net flows	1,901	1,464	1,351	687	898	-52.8%	2,941	1,585	-46.1%
Change in market value and reinvestment	(193)	4,162	4,926	813	3,347	NM	3,548	4,160	17.2%
Balance as of end-of-period, gross	85,395	91,021	97,298	98,798	103,043	20.7%	85,395	103,043	20.7%
Reinsurance ceded	-	-	(1)	-	-	NM	-	-	NM
Balance as of end-of-period, net	$85,395	$91,021	$97,297	$98,798	$103,043	20.7%	$85,395	$103,043	20.7%

Total
Balance as of beginning-of-period	$102,226	$103,889	$109,478	$115,850	$117,528	15.0%	$97,344	$115,850	19.0%
Gross deposits	4,181	3,640	3,733	3,379	3,566	-14.7%	7,400	6,945	-6.1%
Withdrawals and deaths	(2,478)	(2,405)	(2,543)	(2,684)	(2,735)	-10.4%	(4,812)	(5,419)	-12.6%
Net flows	1,703	1,235	1,190	695	831	-51.2%	2,588	1,526	-41.0%
Change in market value and reinvestment	(43)	4,352	5,180	981	3,558	NM	3,952	4,539	14.9%
Sales inducements deferred	3	2	2	2	1	-66.7%	5	3	-40.0%
Balance as of end-of-period, gross	103,889	109,478	115,850	117,528	121,918	17.4%	103,889	121,918	17.4%
Reinsurance ceded	(796)	(779)	(760)	(744)	(726)	8.8%	(796)	(726)	8.8%
Balance as of end-of-period, net	$103,093	$108,699	$115,090	$116,784	$121,192	17.6%	$103,093	$121,192	17.6%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Small Market
Balance as of beginning-of-period	$7,373	$7,377	$7,695	$8,203	$8,223	11.5%	$7,001	$8,203	17.2%
Gross deposits	366	362	548	470	409	11.7%	773	879	13.7%
Withdrawals and deaths	(369)	(375)	(434)	(510)	(389)	-5.4%	(779)	(899)	-15.4%
Net flows	(3)	(13)	114	(40)	20	NM	(6)	(20)	NM
Transfers between fixed and variable accounts	1	-	8	-	-	-100.0%	(13)	-	100.0%
Change in market value and reinvestment	6	331	386	60	278	NM	395	338	-14.4%
Balance as of end-of-period	$7,377	$7,695	$8,203	$8,223	$8,521	15.5%	$7,377	$8,521	15.5%

Mid – Large Market
Balance as of beginning-of-period	$22,776	$23,486	$25,059	$26,468	$26,708	17.3%	$21,050	$26,468	25.7%
Gross deposits	1,093	1,338	945	1,111	1,260	15.3%	2,193	2,371	8.1%
Withdrawals and deaths	(542)	(881)	(884)	(1,213)	(697)	-28.6%	(1,075)	(1,910)	-77.7%
Net flows	551	457	61	(102)	563	2.2%	1,118	461	-58.8%
Transfers between fixed and variable accounts	7	(14)	(1)	9	7	0.0%	19	16	-15.8%
Change in market value and reinvestment	152	1,130	1,349	333	829	NM	1,299	1,162	-10.5%
Balance as of end-of-period	$23,486	$25,059	$26,468	$26,708	$28,107	19.7%	$23,486	$28,107	19.7%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,293	$16,234	$16,555	$16,947	$16,920	3.8%	$15,880	$16,947	6.7%
Gross deposits	158	160	150	177	145	-8.2%	318	322	1.3%
Withdrawals and deaths	(369)	(385)	(432)	(396)	(362)	1.9%	(749)	(758)	-1.2%
Net flows	(211)	(225)	(282)	(219)	(217)	-2.8%	(431)	(436)	-1.2%
Change in market value and reinvestment	152	546	674	192	417	174.3%	785	609	-22.4%
Balance as of end-of-period	$16,234	$16,555	$16,947	$16,920	$17,120	5.5%	$16,234	$17,120	5.5%

Total
Balance as of beginning-of-period	$46,442	$47,097	$49,309	$51,618	$51,851	11.6%	$43,931	$51,618	17.5%
Gross deposits	1,617	1,860	1,643	1,758	1,814	12.2%	3,284	3,572	8.8%
Withdrawals and deaths	(1,280)	(1,641)	(1,750)	(2,119)	(1,448)	-13.1%	(2,603)	(3,567)	-37.0%
Net flows	337	219	(107)	(361)	366	8.6%	681	5	-99.3%
Transfers between fixed and variable accounts	8	(14)	7	9	7	-12.5%	6	16	166.7%
Change in market value and reinvestment	310	2,007	2,409	585	1,524	NM	2,479	2,109	-14.9%
Balance as of end-of-period	$47,097	$49,309	$51,618	$51,851	$53,748	14.1%	$47,097	$53,748	14.1%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$32,817	$33,108	$33,366	$33,721	$33,886	3.3%	$32,432	$33,721	4.0%
Deposits	966	938	1,017	869	890	-7.9%	1,964	1,759	-10.4%
Withdrawals and deaths	(247)	(255)	(208)	(292)	(253)	-2.4%	(435)	(545)	-25.3%
Net flows	719	683	809	577	637	-11.4%	1,529	1,214	-20.6%
Contract holder assessments	(748)	(752)	(785)	(741)	(764)	-2.1%	(1,491)	(1,505)	-0.9%
Reinvested interest credited	320	327	331	329	335	4.7%	638	664	4.1%
Balance as of end-of-period, gross	33,108	33,366	33,721	33,886	34,094	3.0%	33,108	34,094	3.0%
Reinsurance ceded	(819)	(813)	(809)	(804)	(797)	2.7%	(819)	(797)	2.7%
Balance as of end-of-period, net	$32,289	$32,553	$32,912	$33,082	$33,297	3.1%	$32,289	$33,297	3.1%

VUL
Balance as of beginning-of-period	$6,859	$6,972	$7,453	$8,094	$8,354	21.8%	$6,523	$8,094	24.1%
Deposits	287	292	428	397	418	45.6%	530	815	53.8%
Withdrawals and deaths	(117)	(113)	(125)	(145)	(136)	-16.2%	(323)	(281)	13.0%
Net flows	170	179	303	252	282	65.9%	207	534	158.0%
Contract holder assessments	(113)	(104)	(119)	(112)	(118)	-4.4%	(198)	(230)	-16.2%
Change in market value and reinvestment	56	406	457	120	324	NM	440	444	0.9%
Balance as of end-of-period, gross	6,972	7,453	8,094	8,354	8,842	26.8%	6,972	8,842	26.8%
Reinsurance ceded	(815)	(849)	(893)	(884)	(901)	-10.6%	(815)	(901)	-10.6%
Balance as of end-of-period, net	$6,157	$6,604	$7,201	$7,470	$7,941	29.0%	$6,157	$7,941	29.0%

Total
Balance as of beginning-of-period	$39,676	$40,080	$40,819	$41,815	$42,240	6.5%	$38,955	$41,815	7.3%
Deposits	1,253	1,230	1,445	1,266	1,308	4.4%	2,494	2,574	3.2%
Withdrawals and deaths	(364)	(368)	(333)	(437)	(389)	-6.9%	(758)	(826)	-9.0%
Net flows	889	862	1,112	829	919	3.4%	1,736	1,748	0.7%
Contract holder assessments	(861)	(856)	(904)	(853)	(882)	-2.4%	(1,689)	(1,735)	-2.7%
Change in market value and reinvestment	376	733	788	449	659	75.3%	1,078	1,108	2.8%
Balance as of end-of-period, gross	40,080	40,819	41,815	42,240	42,936	7.1%	40,080	42,936	7.1%
Reinsurance ceded	(1,634)	(1,662)	(1,702)	(1,688)	(1,698)	-3.9%	(1,634)	(1,698)	-3.9%
Balance as of end-of-period, net	$38,446	$39,157	$40,113	$40,552	$41,238	7.3%	$38,446	$41,238	7.3%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	Change	6/30/13	6/30/14	Change
Revenues
Operating revenues	$3,049	$3,073	$3,187	$3,233	$3,286	7.8%	$5,978	$6,519	9.0%
Excluded realized gain (loss)	(51)	(65)	(66)	(58)	(5)	90.2%	(142)	(63)	55.6%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	2	1	-50.0%
Total revenues	$2,999	$3,009	$3,122	$3,176	$3,282	9.4%	$5,838	$6,457	10.6%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(33)	$(43)	$(43)	$(38)	$(3)	90.9%	$(92)	$(42)	54.3%
Benefit ratio unlocking	(2)	13	12	2	7	NM	12	9	-25.0%
Net gain (loss), after-tax	$(35)	$(30)	$(31)	$(36)	$4	111.4%	$(80)	$(33)	58.8%

Net Income
Income (loss) from operations	$351	$367	$382	$365	$394	12.3%	$635	$759	19.5%
Excluded realized gain (loss)	(33)	(43)	(43)	(38)	(3)	90.9%	(92)	(42)	54.3%
Benefit ratio unlocking	(2)	13	12	2	7	NM	12	9	-25.0%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	1	-	-	-	-	-100.0%	1	1	0.0%
Net income (loss)	$317	$337	$351	$329	$398	25.6%	$556	$727	30.8%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.27	$1.34	$1.40	$1.34	$1.47	15.7%	$2.29	$2.80	22.3%
Excluded realized gain (loss)	(0.11)	(0.16)	(0.15)	(0.14)	(0.01)	90.9%	(0.32)	(0.14)	56.3%
Benefit ratio unlocking	(0.01)	0.05	0.04	0.01	0.02	300.0%	0.04	0.03	-25.0%
Net income (loss)	$1.15	$1.23	$1.29	$1.21	$1.48	28.7%	$2.01	$2.69	33.8%